UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Tax-Advantaged Dividend Income Fund

Semiannual Report
6.30.08

Ticker | **HTD**

Portfolio summary

Top 10 holdings[1]

ONEOK, Inc.	3.3%	OGE Energy Corp.	2.8%

Integrys Energy Group, Inc.	3.3%	BP PLC	2.8%

NSTAR	3.2%	DTE Energy Co.	2.6%

Spectra Energy Corp.	3.2%	Vectren Corp.	2.5%

Dominion Resources, Inc.	2.9%	Progress Energy, Inc.	2.4%

Sector distribution[1,2]

Multi-utilities	32%	Integrated telecommunication services	3%

Electric utilities	17%	Wireless telecommunication services	2%

Gas utilities	9%	Life & health insurance	2%

Diversified financial services	6%	Oil & gas exploration & production	2%

Diversified banks	6%	Other diversified financial services	1%

Integrated oil & gas	5%	Multi-line insurance	1%

Investment banking & brokerage	4%	Short-term investments & other	3%

Regional banks	4%

Oil & gas storage & transportation	3%

1 As a percentage of the Fund’s total investments on June 30, 2008.

2 Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Dividend Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 6-30-08 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value
Common stocks 110.15%		$723,244,418

(Cost $777,392,121)

Diversified Banks 7.06%		46,374,430

Comerica, Inc.	296,000	7,586,480

U.S. Bancorp.	680,000	18,965,200

Wachovia Corp.	550,000	8,541,500

Wells Fargo & Co.	475,000	11,281,250

Diversified Financial Services 4.84%		31,745,300

Bank of America Corp.	730,000	17,425,100

Citigroup, Inc.	445,000	7,458,200

JPMorgan Chase & Co.	200,000	6,862,000

Electric Utilities 13.79%		90,508,593

American Electric Power Co., Inc.	508,500	20,456,955

Duke Energy Corp.	1,000,000	17,380,000

Great Plains Energy, Inc.	67,000	1,693,760

Pinnacle West Capital Corp.	230,000	7,077,100

Progress Energy, Inc.	575,000	24,052,250

Southern Co.	568,400	19,848,528

Gas Utilities 11.32%		74,353,705

Atmos Energy Corp.	766,500	21,132,405

National Fuel Gas Co.	95,000	5,650,600

Northwest Natural Gas Co.	300,000	13,878,000

ONEOK, Inc.	690,000	33,692,700

Industrial Conglomerates 0.65%		4,270,400

General Electric Co.	160,000	4,270,400

Integrated Oil & Gas 8.38%		55,051,100

BP PLC, ADR	400,000	27,828,000

Chevron Corp.	180,000	17,843,400

Total SA, ADR	110,000	9,379,700

Integrated Telecommunication Services 3.95%		25,942,948

Alaska Communications Systems Group, Inc.	35,000	417,900

AT&T, Inc.	520,000	17,518,800

FairPoint Communications, Inc.	4,248	30,628

Verizon Communications, Inc.	225,300	7,975,620

See notes to financial statements

Semiannual report | Tax-Advantaged Dividend Income Fund	7

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value
Multi-Utilities 48.41%			$317,870,484

Ameren Corp.		561,100	23,695,253

Black Hills Corp.		460,000	14,747,600

CH Energy Group, Inc.		386,000	13,730,020

Consolidated Edison, Inc.		350,100	13,685,409

Dominion Resources, Inc.		608,000	28,873,920

DTE Energy Co.		609,914	25,884,750

Energy East Corp.		755,000	18,663,600

Integrys Energy Group, Inc.		656,300	33,359,729

NiSource, Inc.		790,500	14,165,760

NSTAR		970,000	32,805,400

OGE Energy Corp.		880,000	27,904,800

PNM Resources, Inc.		58,000	693,680

Public Service Enterprise Group, Inc.		360,000	16,534,800

TECO Energy, Inc.		350,000	7,521,500

Vectren Corp.		815,700	25,457,997

Xcel Energy, Inc.		1,003,800	20,146,266

Oil & Gas Storage & Transportation 4.97%			32,619,900

Spectra Energy Corp.		1,135,000	32,619,900

Publishing 0.01%			63,051

Idearc, Inc. (I)		26,830	63,051

Regional Banks 5.08%			33,341,770

BB&T Corp.		495,000	11,271,150

KeyCorp		619,000	6,796,620

Regions Financial Corp.		1,400,000	15,274,000

Wireless Telecommunication Services 1.69%			11,102,737

Vodafone Group PLC, ADR		376,875	11,102,737

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred Stocks 40.93%			$268,745,850

(Cost $322,442,926)
Broadcasting & Cable TV 0.45%			2,961,800

Comcast Corp. 7.00%	BBB+	125,500	2,961,800
Consumer Finance 0.65%			4,295,875

HSBC Finance Corp., Depositary Shares 6.36%, Ser B	A	150,000	2,776,500

SLM Corp., Ser A 6.97%	BB	42,500	1,519,375

Diversified Banks 2.11%			13,839,020

Royal Bank of Scotland Group PLC, Ser L 5.75%	A	858,500	13,839,020

Diversified Financial Services 6.04%			39,598,700

ABN AMRO Capital Funding Trust VII 6.08%	A	980,000	16,816,800

Bank of America Corp. 6.63%	A+	245,000	5,167,050

Bank of America Corp. 8.20%	A1	35,000	868,350

Bank of America Corp., Depositary Shares 6.20%, Ser D	A+	240,000	4,800,000

See notes to financial statements

8	Tax-Advantaged Dividend Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Diversified Financial Services (continued)

Citigroup Inc., 8.13%	A	260,000	$5,824,000

DB Capital Trust II 6.55%	A+	310,000	6,122,500

Electric Utilities 13.16%			86,422,546

Alabama Power Co., (Class A) 5.30%,	BBB+	200,000	4,390,000

Carolina Power & Light Co. 5.44%	BBB–	111,493	9,651,113

Connecticut Light & Power Co., Ser 68G, 3.24%	BB+	20,686	1,036,162

Duquesne Light Co. 6.50%	BB	427,000	18,080,803

Entergy Arkansas, Inc. 6.08%	Ba1	11,372	1,144,307

Entergy Arkansas, Inc. 4.56%	BB+	9,388	765,416

Entergy Arkansas, Inc. 6.45%	BB+	110,000	2,701,875

Entergy Arkansas, Inc., Ser 1965, 4.56%	BB+	9,818	800,474

Entergy Mississippi, Inc. 4.92%	Ba2	8,190	741,707

Entergy Mississippi, Inc. 6.25%	BB+	197,500	5,067,119

FPC Capital I, Ser A, 7.10%	BBB–	67,500	1,586,250

FPL Group Capital Trust I 5.88%	BBB+	275,000	6,503,750

Interstate Power & Light Co. 7.10%	BBB–	20,700	524,617

Interstate Power & Light Co., Ser B, 8.38%	BBB–	233,000	6,307,310

PPL Electric Utilities Corp. 6.25%, Depositary Shares	BBB	300,000	7,096,890

PPL Energy Supply, LLC 7.00%	BBB	297,512	7,408,049

Southern California Edison Co. 6.13%	BBB–	50,000	4,843,750

Southern California Edison Co., Ser C, 6.00%	BBB–	30,000	2,916,564

Xcel Energy, Inc., Ser G 4.56%	BBB–	53,900	4,856,390

Gas Utilities 2.29%			15,052,500

Southern Union Co., Ser A 7.55%	BB	602,100	15,052,500

Government U.S. Agency 0.21%			1,377,000

Federal National Mortgage Assn. 8.25%	AA–	60,000	1,377,000

Investment Banking & Brokerage 6.44%			42,268,353

Bear Stearns Cos., Inc. 5.49%, Depositary Shares, Ser G	A	256,100	8,989,110

Bear Stearns Cos., Inc. 5.72%, Depositary Shares, Ser F	A	15,100	566,250

Bear Stearns Cos., Inc. 6.15%, Depositary Shares, Ser E	A	95,700	3,624,159

Lehman Brothers Holdings, Inc. 5.67%,
Depositary Shares, Ser D	A–	61,000	1,834,270

Lehman Brothers Holdings, Inc. 5.94%,
Depositary Shares, Ser C	A–	271,760	8,677,297

Lehman Brothers Holdings, Inc. 6.50%,
Depositary Shares, Ser F	BBB+	164,300	2,807,887

Merrill Lynch & Co., Inc. 8.63%, Ser MER	A3	578,700	13,425,840

Merrill Lynch & Co., Inc. 6.38%,
Depositary Shares, Ser 3	BBB+	139,000	2,343,540

Life & Health Insurance 2.49%			16,371,000

MetLife, Inc., Ser B 6.50%	BBB	765,000	16,371,000

Multi-Line Insurance 0.76%			4,956,332

ING Groep NV 6.20%	A	109,100	2,020,532

ING Groep NV 7.05%	A	140,000	2,935,800

See notes to financial statements

Semiannual report | Tax-Advantaged Dividend Income Fund	9

F I N A N C I A L  S T A T E M E N T S

			Credit
Issuer, description			rating (A)	Shares	Value
Multi-Utilities 1.60%					$10,513,878

BGE Capital Trust II 6.20%			BBB–	147,100	3,258,265

Public Service Electric & Gas Co., Ser D 5.05%			BB+	23,442	2,047,659

Public Service Electric & Gas Co., Ser E 5.28%			BB+	22,930	2,108,184

South Carolina Electric & Gas Co. 6.52%			Baa2	31,400	3,099,770

Oil & Gas Exploration & Production 2.33%					15,289,745

Nexen, Inc. 7.35%			BB+	635,484	15,289,745

Regional Banks 0.39%					2,578,300

Wachovia Corp. 8.00%			A	115,000	2,578,300

Specialized Finance 0.60%					3,952,500

CIT Group, Inc., Ser A 6.35%			BBB	310,000	3,952,500

Wireless Telecommunication Services 1.41%					9,268,301

United States Cellular Corp., 7.50%			BBB–	398,294	9,268,301

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 2.86%					$18,800,000

(Cost $18,800,000)

Government U.S. Agency 2.86%					18,800,000

Federal Home Loan Bank,
Discount Note	2.00% (Y)	07-01-08	AAA	$18,800	18,800,000

Total Investments (Cost $1,118,635,047)† 153.94%					$1,010,790,268

Other assets and liabilities, net (53.94%)					($354,163,501)

Total net assets 100.00%					$656,626,767

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(I) Non-income producing security

(Y) Represents current yield on June 30, 2008

† At June 30, 2008, the aggregate cost of investment securities for federal income tax purposes was $1,128,916,216. Net unrealized depreciation aggregated $118,125,948, of which $83,159,693 related to appreciated investment securities and $201,285,641 related to depreciated investment securities.

See notes to financial statements

10	Tax-Advantaged Dividend Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 6-30-08 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (Cost $1,118,635,047)	$1,010,790,268
Cash	36,037
Receivable for futures variation margin (Note 2)	4,583
Cash collateral at broker for future contracts	63,000
Dividends and interest receivable	3,554,363
Receivable from affiliates	23,422
Prepaid arrangement fees (Note 5)	705,250

Total assets	1,015,176,923

Liabilities

Payable for investments purchased	5,377,147
Payable for shares repurchased	1,164,222
Unrealized depreciation of swap contracts (Note 2)	667,595
Committed facility agreement payable (Note 5)	351,000,000
Interest payable (Note 5)	135,513
Payable to affiliates
Management fees	45,139
Other	19,886
Other payables and accrued expenses	140,654

Total liabilities	358,550,156

Net assets

Common shares capital paid-in	761,296,619
Accumulated net realized gain on investments	15,946,924
Net unrealized depreciation of investments, financial futures contracts
and swap contracts	(108,507,791)
Distributions in excess of net investment income	(12,108,985)

Net assets applicable to common shares	$656,626,767

Net asset value per share

Based on 39,822,517 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$16.49

See notes to financial statements

Semiannual report | Tax-Advantaged Dividend Income Fund	11

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 6-30-08 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $29,747)	$30,391,815
Interest	222,807

Total investment income	30,614,622

Expenses

Investment management fees (Note 3)	4,204,650
Accounting and legal services fees (Note 3)	60,013
Transfer agent fees	16,939
Interest expense (Note 5)	1,297,148
Printing fees	485,858
APS auction fees	396,903
Professional fees	133,998
Custodian fees	95,065
Trustees’ fees	30,350
Registration and filing fees	23,496
Miscellaneous	30,207

Total expenses	6,774,627
Less expense reductions (Note 3)	(1,121,240)

Net expenses	5,653,387

Net investment income	24,961,235

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	19,870,756
Financial futures contracts	(1,461,276)
Swap contracts	1,090,983
19,500,463
Change in net unrealized appreciation (depreciation) of
Investments	(154,139,961)
Financial futures contracts	359,560
Swap contracts	(1,040,435)
(154,820,836)
Net realized and unrealized loss	(135,320,373)

Distributions to APS
Distributions to APS Series M	(1,558,031)
Distributions to APS Series W	(1,503,458)
Distributions to APS Series TH	(1,502,237)
Distributions to APS Series F	(1,564,117)
(6,127,843)
Decrease in net assets from operations	($116,486,981)

1 Semiannual period from 1-1-08 to 6-30-08.

See notes to financial statements

12	Tax-Advantaged Dividend Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	12-31-07	6-30-08[1]

Increase (decrease) in net assets

From operations
Net investment income	$52,969,543	$24,961,235
Net realized gain	44,594,199	19,500,463
Change in net unrealized appreciation (depreciation)	(128,054,026)	(154,820,836)
Distributions to APS	(17,447,730)	(6,127,843)

Decrease in net assets resulting from operations	(47,938,014)	(116,486,981)

Distributions to common shareholders
From net investment income	(50,017,509)	(30,929,110)
From net realized gain	(24,803,416)	—
	(74,820,925)	(30,929,110)
From Fund share transactions (Note 4)	—	(36,893,610)

Total decrease	(122,758,939)	(184,309,701)

Net assets

Beginning of period	963,695,407	840,936,468

End of period[2]	$840,936,468	$656,626,767

1 Semiannual period from 1-1-08 to 6-30-08. Unaudited.

2 Includes distributions in excess of net investment income of $13,267 and $12,108,985, respectively.

See notes to financial statements

Semiannual report | Tax-Advantaged Dividend Income Fund	13

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-04[1,2]	12-31-05[1]	12-31-06	12-31-07	6-30-08[3]

Per share operating performance

Net asset value, beginning of period	$19.10[4]	$20.48	$19.93	$22.90	$19.99
Net investment income[5]	1.14	1.22	1.43[6]	1.26	0.61
Net realized and unrealized
gain (loss) on investments	1.54	(0.23)	3.62	(1.98)	(3.21)
Distributions to APS	(0.29)	(0.29)	(0.39)	(0.41)	(0.15)[17]
Total from investment operations	2.39	0.70	4.66	(1.13)	(2.75)
Less distributions to common shareholders
From net investment income	(0.87)	(1.16)	(1.16)	(1.19)	(0.75)[17]
From net realized gain	—	(0.09)	(0.53)	(0.59)	—
Total distributions	(0.87)	(1.25)	1.69	(1.78)	(0.75)
Capital charges
Offering costs related
to common shares	(0.02)	—	—	—	—
Offering costs and underwriting
discounts related to APS	(0.12)	—	—	—	—
Net asset value, end of period	$20.48	$19.93	$22.90	$19.99	$16.49
Per share market value, end of period	$17.99	$16.81	$20.32	$17.90	$14.65
Total return at net asset value (%)[7,8]	12.85[9,10]	4.44[10]	25.67[10]	(4.19)	(13.66)[9]
Total return at market value (%)[7]	(5.47)[9,11]	0.28	32.21	(3.32)	(14.34)[9]

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$862	$838	$964	$841	$657
Ratios (as a percentage of average net assets):
Expenses before reductions
(excluding interest expense)	1.23[12]	1.32	1.28	1.27	1.46[12]
Interest expense	—	—	—	—	0.35[12]
Expenses before reductions
(including interest expense)[13]	1.23[12]	1.32	1.28	1.27	1.81[12]
Expenses net of all fee waivers
(excluding interest expense)	0.95[12]	1.03	1.00	0.99	1.16[12]
Interest expense	—	—	—	—	0.35[12]
Expenses net of all fee waivers
(including interest expense) [14]	0.95[12]	1.03	1.00	0.99	1.51[12]
Net investment income[15]	6.11[12]	5.97	6.76[6]	5.65	6.66[12]
Portfolio turnover (%)	42	24	41	26	10

See notes to financial statements

14	Tax-Advantaged Dividend Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Period ended	12-31-04[1,2]	12-31-05[1]	12-31-06	12-31-07	6-30-08[3]

Senior securities

Total value of APS outstanding
(in millions)	$380	$380	$380	$380	—
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25	—
Average market value per unit
(in thousands)	$25	$25	$25	$25	—
Asset coverage per unit[16]	$79,542	$79,901	$88,352	$81,737	—
Total debt outstanding
end of period (in millions)	—	—	—	—	$351

1 Audited by previous Independent Registered Public Accounting Firm.

2 Commencement of operations period from 2-27-04 to 12-31-04.

3 Semiannual period from 1-1-08 to 6-30-08. Unaudited.

4 Reflects the deduction of a $0.90 per share sales load.

5 Based on the average of the shares outstanding.

6 Net investment income per share and the ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.13 per share and 0.63% of average net assets.

7 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

8 Total returns would have been lower had certain expenses not been reduced during the periods shown.

9 Not annualized.

10 Unaudited.

11 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

12 Annualized.

13 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.89%, 0.91%, 0.90% and 0.90% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

14 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.69%, 0.71%, 0.70% and 0.70% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

15 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.42%, 4.14%, 4.74% and 4.03% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

16 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

17 A portion of the distributions may be deemed a tax return of capital at year-end.

See notes to financial statements

Semiannual report | Tax-Advantaged Dividend Income Fund	15

Notes to financial statements (unaudited)

Note 1
Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles gener ally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Fund is calculating the net asset value. In view of these factors, it is likely that a Fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than a Fund investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

16	Tax-Advantaged Dividend Income Fund | Semiannual report

For purposes of determining when fair value adjustments may be appropriate with respect to investments in securities in foreign markets that close prior to the NYSE, the Fund will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index that tracks foreign markets in which the Fund has significant investments. If a significant market event occurs due to a change in the value of the index, the pricing for investments in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such, will be recommended to the Fund’s Pricing Committee where applicable.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$943,960,557	$4,583

Level 2 — Other Significant Observable Inputs	66,829,711	(667,595)

Level 3 — Significant Unobservable Inputs	—	—
Total	$1,010,790,268	($663,012)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/
depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of December 31, 2007	$10,034,370	—

Accrued discounts/premiums	—	—

Realized gain (loss)	—	—

Change in unrealized appreciation (depreciation)

Net purchases (sales)

Transfers in and/or out of Level 3	(10,034,370)

Balance as of June 30, 2008	$—	—

Semiannual report | Tax-Advantaged Dividend Income Fund	17

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. The Fund invests in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the Standard & Poor’s 500 Index, in order to hedge against a decline in the value of securities owned by the Fund.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Fund’s agent in acquiring the futures position). If the position is closed out by an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The Fund had the following financial futures contracts open on June 30, 2008:

	NUMBER OF			UNREALIZED
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	APPRECIATION

U.S. 10-Year Treasury Note	30	Short	Sep 2008	$4,583

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income or to manage the Fund’s exposure to credit or market risk.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

18	Tax-Advantaged Dividend Income Fund | Semiannual report

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

The Fund records changes in the value of the swap as unrealized gains or losses on swap contracts. Net periodic payments accrued but not yet received (paid) are included in change in the unrealized appreciation/ depreciation. Accrued interest income and interest expense on the swap contracts are recorded as realized gain (loss).

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had the following interest rate swap contract open on June 30, 2008:

	RATE TYPE

NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION		UNREALIZED
AMOUNT	BY FUND	BY FUND	DATE	COUNTERPARTY	DEPRECIATION

$95,000,000	3.60% (a)	3-month LIBOR	Jan 2011	Bank of America	$667,595
(a) Fixed rate

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund has adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), at the beginning of the Fund’s fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Semiannual report | Tax-Advantaged Dividend Income Fund	19

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $75,418,218 and long-term capital gain $16,850,437. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determination of tax characteristics of the Fund’s distribution will occur at the end of the year, at which time it will be reported to shareholders.

Note 3
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributed to the Auction Preferred Shares or committed facility agreement (see Note 5) (collectively, managed assets). The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. The effective rate for the period ended June 30, 2008 is 0.55% of the Fund’s average daily net asset value. Accordingly, the expense reductions related to the reduction in the management fee amounted to $1,121,240 for the period ended June 30, 2008. After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the period amounted to $60,013 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

20	Tax-Advantaged Dividend Income Fund | Semiannual report

Note 4
Fund share transactions

Common shares

This listing illustrates the Fund’s buyback, reclassification of the Fund’s capital accounts and number of common shares outstanding at the beginning and end of the year ended December 31, 2007, and the period ended June 30, 2008, along with the corresponding dollar value.

	Year ended 12-31-07		Period ended 6-30-08[1]
	Shares	Amount	Shares	Amount
Beginning of period	42,077,487	$798,439,298	42,077,487	$798,190,229
Buyback	—	—	(2,254,970)	(36,893,610)
Reclassification of capital accounts	—	(249,069)	—	—
End of period	42,077,487	$798,190,229	39,822,577	$761,296,619

[1]Semiannual period from 1-1-08 to 6-30-08. Unaudited.

Auction preferred shares

The Fund issued a total of 15,200 Auction Preferred Shares (3,800 shares of Series M, 3,800 shares of Series W, 3,800 of shares of Series TH and 3,800 shares of Series F) (collectively, the APS) on May 3, 2004, in a public offering. The underwriting discount of $3,800,000 and offering costs of $396,310 incurred in connection with the preferred shares and offering cost of $854,726 related to common shares were charged to capital paid-in of common shares during the period ended December 31, 2004. During the six months ended June 30, 2008, dividend rates on APS ranged as follows: Series M from 3.52% to 5.40%, Series W from 3.56% to 5.40%, Series TH from 3.42% to 5.40% and Series F from 3.61% to 5.30%.

From June 1, 2007 to February 13, 2008, APS of the Fund were successfully remarketed at each remarketing date. All remarketing efforts of APS shares occurring after February 13, 2008 were not successful. As a result, the dividend rates for all series were reset to the maximum, which ranged from 3.40% to 4.35%.

Effective May 2, 2008, the Fund’s Trustees approved a plan whereby a third party commercial bank has agreed to provide a credit facility that will enable a refinancing of the Fund’s APS. The facility was used to redeem the outstanding APS and allowed the Fund to change its form of leverage from APS to debt. The redemption of all series was completed on May 28, 2008.

Note 5
Committed facility agreement

Effective May 7, 2008, the Fund entered into a Committed Facility Agreement (the CFA) with a third party commercial bank that allows it to borrow up to an initial limit of $351 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund. Interest is charged at the overnight LIBOR rate plus 0.70% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Arrangement and commitment fees for the period ended June 30, 2008 totaled $172,250 and $58,367, respectively, and are included in interest expense in the Statement of Operations (SOP). As of June 30, 2008, the Fund had borrowings of $351,000,000 at an interest rate of overnight LIBOR + 0.70% and is reflected in the committed facility agreement payable on the Statement of Asset and Liabilities. For the period from May 22, 2008 to June 30, 2008, the average borrowings under the CFA and the effective average interest rate (annualized) were $324,875,000 and 3.65%, respectively. The Fund may reduce or terminate the amount of the CFA with 270 days notice to the lender. Also, the CFA may be in default and result in termination in 30 days if certain asset coverage requirements or minimum net asset amounts are not met. Finally, the Fund may terminate the agreement with 60 days

Semiannual report | Tax-Advantaged Dividend Income Fund	21

notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments are in the best interests of the Fund’s shareholder. In addition, included in interest expense on the SOP, was $130 of interest expense related to overdrafts.

Leverage

The Fund utilizes a credit facility to increase its assets available for investment. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 6
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2008, aggregated $109,636,631 and $193,271,899, respectively.

Note 7
Share repurchase plan

As a further result of its periodic review of the options available to enhance shareholder value and potentially reduce the discount between the market price of the Fund’s shares and the Fund’s net asset value (NAV), the Board of Trustees authorized a share repurchase plan whereby the fund may purchase in the open market up to 10% of its outstanding common shares commencing effective December 4, 2007 through December 31, 2008. The share repurchase program is intended to increase the Fund’s NAV per share of the Fund’s remaining common shares. It could also have the benefit of providing additional liquidity in the trading of the common shares.

There is no assurance that the Fund will purchase shares at any specific discount levels or in any specific amounts. The Fund’s repurchase activity will be disclosed in its shareholder report for the relevant fiscal period. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to the Fund’s NAV, will increase as a result of any share repurchases. The Fund uses leverage, which involves risk and may increase the volatility of the Fund’s . There were 2,254,970 shares repurchased pursuant to this plan as of June 30, 2008.

22	Tax-Advantaged Dividend Income Fund | Semiannual report

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

On March 31, 2008, the shareholders approved the following changes to the Fund’s investment policy: To eliminate the Fund’s “concentration” policy (i.e., investing at least 25% of its net assets) with respect to securities issued by financial securities corporations; to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the current policy).

Dividends and distributions

During the period ended June 30, 2008, dividends from net investment income totaling $0.75 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

January 31, 2008	$0.1250
February 29, 2008	0.1250
March 31, 2008	0.1250
April 30, 2008	0.1250
May 30, 2008	0.1250
June 30, 2008	0.1250

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities

Semiannual report | Tax-Advantaged Dividend Income Fund	23

laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

24	Tax-Advantaged Dividend Income Fund | Semiannual report

Shareholder meeting

On March 31, 2008, the Annual Meeting of the Fund was held to elect two Trustees. Proxies covering 22,187,020 common and preferred shares of beneficial interest were voted at the meeting.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James . Carlin	15,201,943	466,448
William H. Cunningham	15,202,541	465,850

The proposal to eliminate the fund’s concentration policy with respect to securities issued by financial services corporations was voted as follows: 19,290,723 FOR, 1,060,293 AGAINST and 1,836,004 ABSTAINING.

The proposal to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than U.S. only utilities corporations (as required by the current policy) was voted as follows: 19,443,690 FOR, 1,043,429 AGAINST and 1,699,899 ABSTAINING.

Semiannual report | Tax-Advantaged Dividend Income Fund	25

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Tax-Advantaged Dividend Income Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

26	Tax-Advantaged Dividend Income Fund | Semiannual report

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than five full years of operational history, and considered the performance results for the Fund since its inception in 2004 through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board recognized the short operational history of the Fund and noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians over the 1- and 3-year periods. The Board viewed favorably that the Fund’s performance was higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index over the same periods.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and lower than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Category and Peer Group medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Semiannual report | Tax-Advantaged Dividend Income Fund	27

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

28	Tax-Advantaged Dividend Income Fund | Semiannual report

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Transfer agent
James F. Carlin, Chairman	Chief Financial Officer	Mellon Investor Services
James R. Boyle†		Newport Office Center VII
William H. Cunningham	Gordon M. Shone	480 Washington Boulevard
Charles L. Ladner*	Treasurer	Jersey City, NJ 07310
Dr. John A. Moore*
Patti McGill Peterson*	John G. Vrysen	Legal counsel
Steven R. Pruchansky	Chief Operating Officer	K&L Gates LLP
One Lincoln Street
*Members of the Audit Committee	Investment adviser	Boston, MA 02111-2950
†Non-Independent Trustee	John Hancock Advisers, LLC
	601 Congress Street	Stock symbol
	Boston, MA 02210-2805	Listed New York Stock
Officers		Exchange: HTD
Keith F. Hartstein	Subadviser
President and	MFC Global Investment	For shareholder assistance
Chief Executive Officer	Management (U.S.), LLC	refer to page 24
101 Huntington Avenue
Thomas M. Kinzler	Boston, MA 02199
Secretary and Chief Legal Officer

Francis V. Knox, Jr.	Custodian
Chief Compliance Officer	The Bank of New York Mellon
One Wall Street
New York, NY 10286

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

Semiannual report | Tax-Advantaged Dividend Income Fund	29

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P13SA 6/08
8/08

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
			Shares Purchased	of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
Period	Shares Purchased	per Share	Announced Plan	Under the Plan

January 1, 2008 to
January 31,2008	140,800	$2,457,921	n/a	n/a

February 1, 2008 to
February 29, 2008	277,200	4,854,729	n/a	n/a

March 1, 2008 to
March 31, 2008	393,300	6,248,679	n/a	n/a

April 1, 2008 to
April 30, 2008	467,470	7,552,459	n/a	n/a

May 1, 2008 to
May 31, 2008	451,600	7,575,247	n/a	n/a

June 1, 2008 to
June 30, 2008	524,600	8,204,575	n/a	n/a

Total	2,254,970	$36,893,610

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2008. During the period ended June 30, 2008, the Fund repurchased 2,254,970 common shares or 5.66% of the outstanding common shares.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 20, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: August 20, 2008